                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-04015
                                                      ---------

                         Eaton Vance Mutual Funds Trust
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   October 31
                                   ----------
                             Date of Fiscal Year End

                                October 31, 2003
                                ----------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

[EV LOGO]

[PHOTO IMAGE]

ANNUAL REPORT OCTOBER 31, 2003

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND

[PHOTO IMAGE]

[PHOTO IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                  PRIVACY NOTICE

    The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

    - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

    - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

    - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122.

                                   ----------

                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

    The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

    EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

    If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

    Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2003 LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr. President

Eaton Vance Tax-Managed Multi-Cap Opportunity Fund, Class A shares, had a total return of 33.66% for the year ended October 31, 2003. That return was the result of an increase in net asset value per share (NAV) from $7.25 on October 31, 2002, to $9.69 on October 31, 2003.(1) Class B shares had a total return of 32.63% for the same period, the result of an increase in NAV from $7.08 to $9.39.(1) Class C shares had a total return of 32.72% for the same period, the result of an increase in NAV from $7.09 to $9.41.(1) Additional information about the Fund's performance (including after-tax performance) appears on page 6.

By comparison, the S&P 500 Composite Index - a broad-based, unmanaged market index commonly used to measure overall U.S. stock market performance - returned 20.79% for the one-year period ended October 31, 2003.(2)

A CLOSER LOOK AT THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003...

In May of this year, Congress passed legislation that included several provisions that affect individual investors. The most important aspects of the Jobs and Growth Tax Relief Reconciliation Act of 2003 for individuals are a lowering of tax rates for ordinary income and long-term capital gains and a change in the tax treatment of qualifying dividend income, which is now taxed at the same rates as long-term capital gains, rather than as ordinary income.

The biggest change for equity investors is that qualifying dividend income is now taxed at much lower rates than other investment income and short-term gains (maximum rate of 15% vs. 35%). The spread between short-term and long-term capital gains tax rates has also increased. These changes increase the importance of achieving a mix of returns that emphasizes long-term gains and qualifying dividends over less favorably taxed short-term gains and non-qualifying dividends and other investment income. Deferring taxes on long-term gains continues to be of significant value, particularly for investors with longer time horizons and for assets earmarked for inheritance.

WITH TODAY'S LOWER TAX RATES, IT IS STILL IMPORTANT FOR INVESTORS TO CONSIDER TAX EFFECTS...

Taxes continue to be the single largest cost borne by long-term equity investors. Strategies to minimize tax effects can add substantial value to taxable accounts without sacrificing performance or adding to portfolio risk. Just as before, it makes sense for taxpayers to invest in funds that share their objective of after-tax returns.

                                                 Sincerely,

                                                 /s/ Thomas E. Faust Jr.
                                                 Thomas E. Faust Jr.
                                                 President
                                                 December 5, 2003

TEN LARGEST HOLDINGS(3)

Nasdaq - 100 Index Tracking Stock                     4.7%
InterActiveCorp                                       4.5
NBTY, Inc.                                            3.3
Biovail Corp.                                         3.1
Radian Group, Inc.                                    2.5
PMI Group, Inc.                                       2.5
United Surgical Partners International, Inc.          2.3
ICU Medical, Inc.                                     2.1
Providian Financial Corp.                             2.1
Everest Re Group Ltd.                                 1.9

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(2)  It is not possible to invest directly in an Index.

(3) Ten largest holdings (excluding short-term investments and commercial paper) accounted for 29.0% of the Portfolio's net assets. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2003 MANAGEMENT DISCUSSION

AN INTERVIEW WITH ARIEH COLL, VICE PRESIDENT AND PORTFOLIO MANAGER OF TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO

[PHOTO OF ARIEH COLL]
Arieh Coll Portfolio Manager

Q: Arieh, the Fund had strong performance this year. Can you give us an overview?

A: MR. COLL: We were pleased that Eaton Vance Tax-Managed Multi-Cap Opportunity
   Fund (33.66% return for Class A at NAV) outperformed both its benchmark, the S&P 500 (20.79%), as well as its peer group, the Lipper Mid-Cap Growth Classification (30.87%), for the year ended October 31, 2003.* During this time, the market continued to be quite volatile, with the July 2002 lows being tested in October 2002, and then again in March 2003. After appearing to hit its bottom, the stock market has risen sharply since March, as it anticipated a better economy and stronger corporate profits. A more favorable investment environment aided the Fund's absolute performance, as did favorable stock selection.

Q: How has the broad stock market performed over the last 12 months?

A: After several years of disappointing returns, the broad equity market showed a strong rebound over the past year. Some of the factors helping to drive stocks higher in recent months included a strengthening U.S. economy and an improved outlook for corporate earnings. In October, consumer confidence levels had rebounded from a historic low in March. The stock market participated in this show of confidence, with the broad market rising strongly in the same time frame. The fact that interest rates and inflation remained low by historical standards also supported higher equity prices.

Q: To what would you attribute the Fund's relative outperformance this year?

A: Overall, our outperformance versus the benchmark and the Lipper
   Classification was a function of our stock selection.* As a rule, we try to avoid "sector plays;" to achieve our objective of long-term, after-tax returns, our strategy is to seek out common stocks of U.S. companies that are attractive in their long-term growth prospects. We research these stocks on a company-by-company basis. Our flexible investment approach allows us to look for attractive long-term investment opportunities wherever they may present themselves in the market.

   The Fund also benefited from its growth orientation. Growth stocks tend to underperform in down markets and outperform in rising markets. This meant that, generally speaking, a number of stocks we found appealing on a fundamental basis that were acquired at depressed prices enjoyed significant price rebounds as a result of the improvements in the economy in 2003. In bull markets, investors generally have more confidence in the ability of growth companies to grow rapidly, and thus are more likely to pay higher prices for these stocks.

*It is not possible to invest directly in an Index.

[CHART]

FIVE LARGEST SECTOR POSITIONS**
By total net assets

Insurance                                   9.3%

Financial Services                          7.2%

Internet Services                           7.1%

Drugs                                       6.6%

Retail                                      6.4%

**Sector positions are subject to change due to active management.

Q: Did the Portfolio's economic sector weighting influence its investment returns versus its benchmark?

A: In the last few months of the fiscal year, we were underweighted versus the S&P 500 Index in energy stocks, as we believed oil prices would fall. The Portfolio was under-weighted in technology-related companies dependent on corporate information technology spending, as surveys of Chief Information Officers suggested that spending would be flat. We maintained our overweight stance in companies benefiting from the increased use of the Internet, particularly shopping and travel companies. These companies are growing sales rapidly as consumers adopt the Internet to shop and plan for vacations.

   Other sector biases included an overweighting in health care, as our research team identified a number of reasonably priced stocks with attractive prospects to grow in value over time. We were underweighted in the consumer sector, as we anticipated a slowdown in consumer spending in autos.

   We also found attractive investments in the financial sector, stocks that we believe to have good growth prospects and reasonable valuations. We were also overweighted in stocks of companies involved in the generic drug industry, which performed well and added to over-all performance.

   Finally, we overweighted the insurance sector due to rapid earnings growth in that area, but underweighted banks.

Q: What were the negative stories for the Portfolio for the past year?

A: There were a handful of stocks that didn't perform as expected, but they were a result of individual circumstances rather than part of a larger story.

Q: Thank you, Arieh. Do you have any final thoughts for our Shareholders?

A: Most investors own a combination of stocks, bonds and money market accounts.
   I believe that now is an excellent time to reconsider emphasizing equities. Historically, the best time to invest in the stock market has been after a bear market. We have just been through the longest bear market since 1974. Corporate profits are recovering from the recession. Investors are also pessimistic and have placed record amounts of cash in money market accounts. Meanwhile, the Federal Reserve has cut interest rates numerous times in the past three years to stimulate the economy, and Congress has also helped out by approving tax cuts. These circumstances have historically led to above average stock market appreciation in the following year. However, I would anticipate that returns in 2004 will be lower than in 2003.

   As investors, we believe that now is an excellent time to consider growth funds. Historically, growth funds have tended to lag in bear markets, due to their higher valuations and higher risk profiles. In bull markets, the situation has historically been the reverse, and growth funds have tended to beat the stock market indexes.

   THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2003 PERFORMANCE

[CHART]

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN TAX-MANAGED MULTI-CAP OPPORTUNITY FUND CLASS A VS. THE S&P 500 INDEX*

           EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND- CLASS A
                               Inception: 6/30/00

                         FUND           FUND
                     VALUE AT       VALUE WITH             S&P 500
     DATE               NAV        SALES CHARGE              INDEX
--------------------------------------------------------------------------------
      6/30/2000          10,000            9425                   10,000
      7/31/2000          10,650         10037.7                    9,844
      8/31/2000          11,820        11140.43                   10,455
      9/30/2000          11,670        10999.06                    9,903
     10/31/2000          11,340        10688.03                    9,861
     11/30/2000          10,160         9575.87                    9,084
     12/31/2000          10,590         9981.15                    9,129
      1/31/2001          11,260        10612.63                    9,452
      2/28/2001           9,740         9180.02                    8,591
      3/31/2001           8,580         8086.71                    8,047
      4/30/2001           9,720         9161.17                    8,672
      5/31/2001           9,740         9180.02                    8,730
      6/30/2001          10,120         9538.17                    8,518
      7/31/2001           9,790         9227.14                    8,434
      8/31/2001           9,330         8793.59                    7,906
      9/30/2001           7,790         7342.13                    7,268
     10/31/2001           8,380         7898.21                    7,407
     11/30/2001           9,070         8548.54                    7,975
     12/31/2001           9,660         9104.62                    8,045
      1/31/2002           9,310         8774.74                    7,927
      2/28/2002           8,720         8218.66                    7,774
      3/31/2002           9,650         9095.19                    8,067
      4/30/2002           9,750         9189.44                    7,578
      5/31/2002           9,080         8557.96                    7,522
      6/30/2002           8,260         7785.11                    6,987
      7/31/2002           7,190         6776.63                    6,442
      8/31/2002           7,280         6861.45                    6,484
      9/30/2002           6,770         6380.77                    5,780
     10/31/2002           7,250         6833.18                    6,289
     11/30/2002           7,930         7474.08                    6,658
     12/31/2002           7,220          6804.9                    6,267
      1/31/2003           6,990         6588.12                    6,104
      2/28/2003           6,760         6371.35                    6,012
      3/31/2003           7,020          6616.4                    6,070
      4/30/2003           7,590         7153.63                    6,570
      5/31/2003           8,470         7983.03                    6,916
      6/30/2003           8,850         8341.19                    7,004
      7/31/2003           9,320         8784.17                    7,127
      8/31/2003           9,670         9114.04                    7,266
      9/30/2003           9,370         8831.29                    7,189
     10/31/2003           9,690         9132.89                    7,596

PERFORMANCE**                   CLASS A   CLASS B   CLASS C
----------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                          33.66%    32.63%    32.72%
Life of Fund+                     -0.94%    -1.88%    -1.82%%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                          26.01%    27.63%    31.72%
Life of Fund+                     -2.68%    -2.78%    -1.82%

+Inception Dates - Class A: 6/30/00; Class B:7/10/00; Class C:7/10/00

*  Source: Thomson Financial. Investment operations commenced 6/30/00.

   The chart compares the Fund's Class A shares' total return with that of the S&P 500 Index, a broad-based, unmanaged index commonly used to measure U.S. stock market performance. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of a $10,000 hypothetical investment in the Fund's Class A shares and in the S&P 500 Index. An investment in the Fund's Class B shares on 7/10/00 at net asset value would have had a value of $9,390 on October 31, 2003, $9,108 including the applicable CDSC. An investment in the Fund's Class C shares on 7/10/00 at net asset value would have had a value of $9,410 on October 31, 2003. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.
** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC imposed in the first year.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

AFTER-TAX PERFORMANCE
as of October 31, 2003

   The tables below set forth the pre-tax and after-tax performance for the Fund. After-tax performance reflects the impact of federal income taxes on Fund distributions of dividends and capital gains, as well as capital gains taxes on the sale of Fund shares, while pre-tax performance does not. Because the objective of the Fund is to provide long-term, after-tax returns to shareholders, it is important for investors to know the effect of taxes on the Fund's return.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED OCTOBER 31, 2003)

RETURNS AT NET ASSET VALUE (NAV) (CLASS A)

                                         ONE YEAR    LIFE OF FUND
Return Before Taxes                       33.66%         -0.94%
Return After Taxes on Distributions       33.66%         -0.94%
Return After Taxes on Distributions       21.88%         -0.80%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP)(CLASS A)

                                         ONE YEAR    LIFE OF FUND
Return Before Taxes                       26.01%         -2.68%
Return After Taxes on Distributions       26.01%         -2.68%
Return After Taxes on Distributions       16.91%         -2.27%
and Sale of Fund Shares

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIOD ENDED OCTOBER 31, 2003)

RETURNS AT NET ASSET VALUE (NAV) (CLASS B)

                                         ONE YEAR    LIFE OF FUND
Return Before Taxes                       32.63%         -1.88%
Return After Taxes on Distributions       32.63%         -1.88%
Return After Taxes on Distributions       21.21%         -1.60%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP)(CLASS B)

                                         ONE YEAR    LIFE OF FUND
Return Before Taxes                       27.63%         -2.78%
Return After Taxes on Distributions       27.63%         -2.78%
Return After Taxes on Distributions       17.96%         -2.35%
and Sale of Fund Shares

RETURNS AT NET ASSET VALUE (NAV) (CLASS C)

                                         ONE YEAR    LIFE OF FUND
Return Before Taxes                       32.72%         -1.82%
Return After Taxes on Distributions       32.72%         -1.82%
Return After Taxes on Distributions       21.27%         -1.54%
and Sale of Fund Shares

RETURNS AT PUBLIC OFFERING PRICE (POP)(CLASS C)

                                         ONE YEAR   LIFE OF FUND
Return Before Taxes                        31.72%         -1.82%
Return After Taxes on Distributions        31.72%         -1.82%
Return After Taxes on Distributions        20.62%         -1.54%
and Sale of Fund Shares

Class A commenced operations on 6/30/00. Class B and Class C commenced operations on 7/10/00. Returns at Public Offering Price (POP) reflect the deduction of the maximum sales charge, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for that period because no distributions were paid during that period or because the taxable portion of distributions made during the period was insignificant. Also, Return After Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2003 FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2003

ASSETS

Investment in Tax-Managed Multi-Cap Opportunity Portfolio, at value
   (identified cost, $47,205,819)                                               $ 56,528,290
Receivable for Fund shares sold                                                      289,179
----------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    $ 56,817,469
----------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                                $    106,910
Payable to affiliate for distribution and service fees                                11,241
Payable to affiliate for Trustees' fees                                                   15
Accrued expenses                                                                      45,649
----------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                               $    163,815
----------------------------------------------------------------------------------------------
NET ASSETS                                                                      $ 56,653,654
----------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                                 $ 56,912,775
Accumulated net realized loss from Portfolio (computed on
   the basis of identified cost)                                                  (9,581,592)
Net unrealized appreciation from Portfolio (computed on
   the basis of identified cost)                                                   9,322,471
----------------------------------------------------------------------------------------------
TOTAL                                                                           $ 56,653,654
----------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                      $ 19,883,736
SHARES OUTSTANDING                                                                 2,051,355
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)            $       9.69
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $9.69)                                              $      10.28
----------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                      $ 20,868,254
SHARES OUTSTANDING                                                                 2,221,494
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)            $       9.39
----------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                      $ 15,901,664
SHARES OUTSTANDING                                                                 1,689,777
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)            $       9.41
----------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2003

INVESTMENT INCOME

Dividends allocated from Portfolio (net of foreign taxes, $3,595)               $     79,950
Interest allocated from Portfolio                                                     23,446
Expenses allocated from Portfolio                                                   (334,941)
----------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                              $   (231,545)
----------------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                              $     63,240
Trustees' fees and expenses                                                              178
Distribution and service fees                                                             --
   Class A                                                                            36,708
   Class B                                                                           146,905
   Class C                                                                           122,572
   Class D                                                                             5,192
Transfer and dividend disbursing agent fees                                          104,899
Registration fees                                                                     40,755
Printing and postage                                                                  20,803
Legal and accounting services                                                         13,572
Custodian fee                                                                         13,434
Miscellaneous                                                                          3,999
----------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                  $    572,257
----------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                             $   (803,802)
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                              $  6,518,713
   Foreign currency transactions                                                        (267)
----------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                               $  6,518,446
----------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)--
   Investments (identified cost basis)                                          $  6,356,469
   Securities sold short                                                            (184,818)
----------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                            $  6,171,651
----------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                $ 12,690,097
----------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $ 11,886,295
----------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                       YEAR ENDED          YEAR ENDED
IN NET ASSETS                                             OCTOBER 31, 2003    OCTOBER 31, 2002
------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                    $       (803,802)   $       (725,069)
   Net realized gain (loss)                                      6,518,446          (8,149,913)
   Net change in unrealized
      appreciation (depreciation)                                6,171,651           1,605,513
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                        $     11,886,295    $     (7,269,469)
------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                             $      6,898,991    $      8,488,672
      Class B                                                    9,430,403           6,182,208
      Class C                                                    5,595,324           8,885,763
      Class D                                                      173,163             815,557
   Issued in reorganization of Eaton Vance
      Tax-Managed Young Shareholder Fund
      Class A                                                           --           1,486,483
      Class B                                                           --           1,662,196
      Class C                                                           --           1,179,885
      Class D                                                           --              77,316
   Cost of shares redeemed
      Class A                                                   (5,439,685)         (3,874,438)
      Class B                                                   (4,828,923)         (2,644,894)
      Class C                                                   (4,570,294)         (4,881,624)
      Class D                                                   (1,247,920)           (264,219)
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                                     $      6,011,059    $     17,112,905
------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                $     17,897,354    $      9,843,436

NET ASSETS

At beginning of year                                      $     38,756,300    $     28,912,864
------------------------------------------------------------------------------------------------
AT END OF YEAR                                            $     56,653,654    $     38,756,300
------------------------------------------------------------------------------------------------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                                      CLASS A
                                                               -------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                               -------------------------------------------------------
                                                                2003(1)     2002(1)     2001(1)          2000(1)(2)
----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $  7.250    $  8.380    $  11.340         $  10.000
----------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                            $ (0.116)   $ (0.114)   $  (0.065)        $  (0.016)
Net realized and unrealized gain (loss)                           2.556      (1.016)      (2.895)            1.356
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $  2.440    $ (1.130)   $  (2.960)        $   1.340
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $  9.690    $  7.250    $   8.380         $  11.340
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                   33.66%     (13.48)%     (26.10)%           13.40%
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                        $ 19,884    $ 14,289    $  10,637         $     674
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                 1.66%       1.60%        1.40%             1.48%(5)
   Net expenses after custodian fee reduction(4)                   1.66%       1.60%        1.40%             1.40%(5)
   Net investment loss                                            (1.42)%     (1.35)%      (0.69)%           (0.43)%(5)
Portfolio Turnover of the Portfolio                                 224%        225%         324%               90%
----------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund may reflect an
     allocation of expenses to the Administrator. Had such
     action not been taken, the ratios and net investment
     loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                 1.67%        2.40%            12.00%(5)
   Expenses after custodian fee reduction(4)                                   1.67%        2.40%            11.92%(5)
   Net investment loss                                                        (1.42)%      (1.69)%          (10.96)%(5)
Net investment loss per share                                              $ (0.120)   $  (0.159)        $  (0.408)
----------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, June 30, 2000 to October 31, 2000.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                       See notes to financial statements.

                                                                                      CLASS B
                                                            ----------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------------------
                                                                2003(1)     2002(1)     2001(1)        2000(1)(2)
----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $  7.080    $  8.260    $ 11.260    $       10.000
----------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                            $ (0.173)   $ (0.175)   $ (0.131)   $       (0.027)
Net realized and unrealized gain (loss)                           2.483      (1.005)     (2.869)            1.287
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $  2.310    $ (1.180)   $ (3.000)   $        1.260
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $  9.390    $  7.080    $  8.260    $       11.260
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                   32.63%     (14.29)%    (26.64)%           12.60%
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                        $ 20,868    $ 11,939    $  8,931    $          714
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                 2.41%       2.35%       2.15%             2.23%(5)
   Net expenses after custodian fee reduction(4)                   2.41%       2.35%       2.15%             2.15%(5)
   Net investment loss                                            (2.16)%     (2.10)%     (1.43)%           (0.78)%(5)
Portfolio Turnover of the Portfolio                                 224%        225%        324%               90%
----------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund may reflect an
     allocation of expenses to the Administrator. Had such
     action not been taken, the ratios and net investment
     loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                 2.42%       3.15%            12.75%(5)
   Expenses after custodian fee reduction(4)                                   2.42%       3.15%            12.67%(5)
   Net investment loss                                                        (2.17)%     (2.43)%          (11.30)%(5)
Net investment loss per share                                              $ (0.181)   $ (0.223)   $       (0.391)
----------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, July 10, 2000 to October 31, 2000.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                       See notes to financial statements.

                                                                                      CLASS C
                                                            ----------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,
                                                            ----------------------------------------------------------
                                                                2003(1)     2002(1)     2001(1)        2000(1)(2)
----------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                           $  7.090    $  8.270    $ 11.260    $       10.000
----------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                            $ (0.172)   $ (0.175)   $ (0.133)   $       (0.025)
Net realized and unrealized gain (loss)                           2.492      (1.005)     (2.857)            1.285
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                            $  2.320    $ (1.180)   $ (2.990)   $        1.260
----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                                 $  9.410    $  7.090    $  8.270    $       11.260
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                   32.72%     (14.27)%    (26.55)%           12.60%
----------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                        $ 15,902    $ 11,432    $  8,670    $          308
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                 2.41%       2.35%       2.15%             2.23%(5)
   Net expenses after custodian fee reduction(4)                   2.41%       2.35%       2.15%             2.15%(5)
   Net investment loss                                            (2.16)%     (2.10)%     (1.46)%           (0.72)%(5)
Portfolio Turnover of the Portfolio                                 224%        225%        324%               90%
----------------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund may reflect an
     allocation of expenses to the Administrator. Had such
     action not been taken, the ratios and net investment
     loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                                 2.42%       3.15%            12.75%(5)
   Expenses after custodian fee reduction(4)                                   2.42%       3.15%            12.67%(5)
   Net investment loss                                                        (2.17)%     (2.46)%          (11.24)%(5)
Net investment loss per share                                              $ (0.181)   $ (0.224)   $       (0.390)
----------------------------------------------------------------------------------------------------------------------

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from the start of business, July 10, 2000 to October 31, 2000.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                      See notes to financial statements.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2003 NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Tax-Managed Multi-Cap Opportunity Fund (formerly Eaton Vance Tax-Managed Capital Appreciation Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sale charge (see Note 6). Class B shares held for eight years will automatically convert to Class A shares. The Fund previously offered Class D shares. Such offering was discontinued during the year ended October 31, 2003. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Multi-Cap Opportunity Portfolio (formerly the Capital Appreciation Portfolio) (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (65.0%) at October 31, 2003. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $8,658,879 which will reduce taxable income arising from future net realized gains, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2010.

   D OTHER -- Investment transactions are accounted for on a trade-date basis.

   E USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   F EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution of all or substantially all of its net realized capital gains. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis.

   Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                              YEAR ENDED OCTOBER 31,
                                                            --------------------------
   CLASS A                                                      2003         2002
   -----------------------------------------------------------------------------------
   Sales                                                        793,231     962,879
   Redemptions                                                 (712,441)   (480,035)
   Issued to Eaton Vance Tax-Managed Young
     Shareholder Fund shareholders                                   --     218,922
   -----------------------------------------------------------------------------------
   NET INCREASE                                                  80,790     701,766
   -----------------------------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,
                                                            --------------------------
   CLASS B                                                      2003         2002
   -----------------------------------------------------------------------------------
   Sales                                                      1,133,178     698,496
   Redemptions                                                 (598,170)   (344,190)
   Issued to Eaton Vance Tax-Managed Young
     Shareholder Fund shareholders                                   --     250,709
   -----------------------------------------------------------------------------------
   NET INCREASE                                                 535,008     605,015
   -----------------------------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,
                                                            --------------------------
   CLASS C                                                      2003         2002
   -----------------------------------------------------------------------------------
   Sales                                                        684,332     997,713
   Redemptions                                                 (606,805)   (611,856)
   Issued to Eaton Vance Tax-Managed Young
     Shareholder Fund shareholders                                   --     177,693
   -----------------------------------------------------------------------------------
   NET INCREASE                                                  77,527     563,550
   -----------------------------------------------------------------------------------

                                                              YEAR ENDED OCTOBER 31,
                                                            --------------------------
   CLASS D                                                      2003         2002
   -----------------------------------------------------------------------------------
   Sales                                                         21,094     85,948
   Redemptions                                                 (161,487)   (30,331)
   Issued to Eaton Vance Tax-Managed Young
     Shareholder Fund shareholders                                   --     10,562
   -----------------------------------------------------------------------------------
   NET INCREASE (DECREASE)                                     (140,393)    66,179
   -----------------------------------------------------------------------------------

   (1) Offering of Class D shares was discontinued during the year ended October 31, 2003. (See Note 1)

4  TRANSACTIONS WITH AFFILIATES

   The administration fee is earned by Eaton Vance Management (EVM) (the Administrator) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2003, the administration fee amounted to $63,240. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the year ended October 31, 2003, EVM earned $10,253 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $11,837 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2003. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan), and Class D shares (Class D Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B, Class C and Class D Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B, Class C and

   Class D shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $110,179, $91,929, and $3,894 for Class B, Class C, and Class D shares, respectively, to or payable to EVD for the year ended October 31, 2003, representing 0.75% of the average daily net assets for Class B, Class C, and Class D shares, respectively. At October 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $844,000 and $873,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class D shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2003 amounted to $36,708, $36,726, $30,643, and $1,298 for Class A, Class B, Class C, and
   Class D shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending on the circumstances of purchase). The Class B and Class D CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B, Class C and Class D redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B, Class C and Class D Plans, respectively (see Note 5). CDSC charges received on Class B, Class C and Class D redemptions when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $54,000, $2,000, and $1,000 of CDSC paid by shareholders for Class B, Class C, and Class D shares, respectively, for the year ended October 31, 2003.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2003, aggregated $21,898,879 and $16,449,901, respectively.

8  TRANSFER OF NET ASSETS

   Prior to the opening of business on September 30, 2002, the Fund acquired the net assets of Eaton Vance Tax-Managed Young Shareholder Fund pursuant to an Agreement and Plan of Reorganization dated June 18, 2002. In accordance with the agreement, the Fund issued 218,922 Class A shares, 250,709 Class B shares, 177,693 Class C shares and 10,562 Class D shares having a total aggregate value of $4,405,880. As a result, the Fund issued 1.202 shares of Class A, 1.208 shares of Class B, 1.205 shares of Class C, and 1.056 shares of Class D for each share of Class A, Class B, Class C and Class D of Eaton-Vance Tax-Managed Young Shareholder Fund. The transaction was structured for tax purposes to qualify as a tax free reorganization under the Internal Revenue Code. The Eaton Vance Tax-Managed Young Shareholder Fund's net assets at the date of the transaction were $4,405,880, including $67,151 of unrealized appreciation. Directly after the merger, the combined net assets of the Eaton Vance Tax-Managed Multi-Cap Opportunity Fund was $36,973,411 with a net asset value of $6.79, $6.63, $6.64, and $7.32 for
   Class A, Class B, Class C, and Class D shares, respectively.

9  SHAREHOLDER MEETING (UNAUDITED)

   The Fund held a Special Meeting of Shareholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                                  NUMBER OF SHARES
                                               -------------------------
   NOMINEE FOR TRUSTEE                         AFFIRMATIVE    WITHHOLD
   ---------------------------------------------------------------------
   Jessica M. Bibliowicz                         3,648,418      44,357
   Donald R. Dwight                              3,651,381      41,394
   James B. Hawkes                               3,647,372      45,404
   Samuel L. Hayes, III                          3,651,381      41,394
   William H. Park                               3,651,050      41,725
   Norton H. Reamer                              3,651,381      41,395
   Lynn A. Stout                                 3,651,051      41,725

   Each nominee was also elected a Trustee of the Portfolio. Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Trust.

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND as of October 31, 2003 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE MUTUAL FUNDS TRUST AND SHAREHOLDERS OF THE EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Opportunity Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2003 and 2002, and the financial highlights for each of the three years in the period ended October 31, 2003 and for the period from the start of business, June 30, 2000, to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Opportunity Fund at October 31, 2003, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2003

TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO as of October 31, 2003 PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 84.9%

SECURITY                                                     SHARES        VALUE
------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.4%

ArQule Inc.(1)                                                27,000    $    140,400
Celgene Corp.(1)                                              13,000         541,970
Cephalon, Inc.(1)                                              3,500         164,360
Kosan Biosciences, Inc.(1)                                    42,713         391,678
------------------------------------------------------------------------------------
                                                                        $  1,238,408
------------------------------------------------------------------------------------

BROADCASTING AND CABLE -- 3.2%

Comcast Corp., Special Class A(1)                             22,100    $    720,902
EchoStar Communications Corp., Class A(1)                     20,000         766,400
Liberty Media Corp.(1)                                         1,000          10,090
NTL, Inc.(1)                                                  21,000       1,296,330
------------------------------------------------------------------------------------
                                                                        $  2,793,722
------------------------------------------------------------------------------------

BROADCASTING AND RADIO -- 0.3%

Cumulus Media, Inc., Class A(1)                               16,000    $    299,680
------------------------------------------------------------------------------------
                                                                        $    299,680
------------------------------------------------------------------------------------

BUILDING - RESIDENTIAL -- 2.1%

Lennar Corp., Class A                                         10,000    $    918,500
M.D.C. Holdings, Inc.                                         13,000         875,160
------------------------------------------------------------------------------------
                                                                        $  1,793,660
------------------------------------------------------------------------------------

BUSINESS SERVICES -- 5.4%

BearingPoint, Inc.(1)                                         45,000    $    423,000
Coinstar, Inc.(1)                                            100,000       1,465,000
Heidrick and Struggles International, Inc.(1)                 42,000         829,500
Hudson Highland Group, Inc.(1)                                 6,375         140,441
Integrated Alarm Services Group, Inc.(1)                      21,300         187,653
Navigant Consulting, Inc.(1)                                  34,000         558,620
Sotheby's Holdings, Inc., Class A(1)                         100,000       1,065,000
------------------------------------------------------------------------------------
                                                                        $  4,669,214
------------------------------------------------------------------------------------

COMMUNICATIONS SERVICES -- 0.5%

Cubic Corp.                                                   15,000    $    426,000
------------------------------------------------------------------------------------
                                                                        $    426,000
------------------------------------------------------------------------------------

COMPUTER SERVICES -- 0.7%

Cognizant Technology Solutions Corp.(1)                       14,000    $    635,460
------------------------------------------------------------------------------------
                                                                        $    635,460
------------------------------------------------------------------------------------

                                                             SHARES        VALUE
------------------------------------------------------------------------------------
COMPUTERS - INTEGRATED SYSTEMS -- 1.0%

Diebold, Inc.                                                 15,000    $    855,900
------------------------------------------------------------------------------------
                                                                        $    855,900
------------------------------------------------------------------------------------

COMPUTERS AND BUSINESS EQUIPMENT -- 0.6%

Insight Enterprises, Inc.(1)                                  30,000    $    504,600
------------------------------------------------------------------------------------
                                                                        $    504,600
------------------------------------------------------------------------------------

DISTRIBUTION SERVICES -- 0.8%

Central European Distribution Corp.(1)                        18,800    $    706,692
------------------------------------------------------------------------------------
                                                                        $    706,692
------------------------------------------------------------------------------------

DRUGS -- 6.6%

American Pharmaceutical Partners, Inc.(1)                     43,479    $  1,058,714
Biovail Corp.(1)                                             111,000       2,669,550
Dr. Reddy's Laboratories Ltd.                                 15,000         399,900
Taro Pharmaceutical Industries Ltd.(1)                        13,500         867,375
Teva Pharmaceutical Industries Ltd.                           13,000         739,570
------------------------------------------------------------------------------------
                                                                        $  5,735,109
------------------------------------------------------------------------------------

EDUCATION -- 2.1%

Apollo Group, Inc., Class A(1)                                 5,500    $    349,415
Sylvan Learning Systems, Inc.(1)                              51,400       1,454,620
------------------------------------------------------------------------------------
                                                                        $  1,804,035
------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.5%

FEI Co.(1)                                                    15,000    $    356,250
L-3 Communications Holdings, Inc.(1)                           2,000          93,480
------------------------------------------------------------------------------------
                                                                        $    449,730
------------------------------------------------------------------------------------

ELECTRONIC MANUFACTURING SERVICES -- 0.5%

FLIR Systems, Inc.(1)                                         14,000    $    437,640
------------------------------------------------------------------------------------
                                                                        $    437,640
------------------------------------------------------------------------------------

ENERGY SOURCES -- 0.5%

AES Corp.(1)                                                  50,000    $    437,500
------------------------------------------------------------------------------------
                                                                        $    437,500
------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 7.2%

Countrywide Financial Corp.                                    9,000    $    946,080
Freddie Mac                                                   15,000         841,950
Mitsubishi Tokyo Financial Group, Inc. ADR                   200,000       1,468,000

                       See notes to financial statements.

                                                             SHARES        VALUE
------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)

Providian Financial Corp.(1)                                 162,000    $  1,799,820
Student Loan Corp., (The)                                      2,500         323,800
W Holding Company, Inc.                                       39,200         912,968
------------------------------------------------------------------------------------
                                                                        $  6,292,618
------------------------------------------------------------------------------------

GAMING -- 0.5%

Shuffle Master, Inc.(1)                                       13,000    $    395,720
------------------------------------------------------------------------------------
                                                                        $    395,720
------------------------------------------------------------------------------------

HEALTH CARE SERVICES -- 5.5%

American Healthcorp, Inc.(1)                                  16,900    $    700,505
Community Health Systems, Inc.(1)                             24,000         576,480
Davita, Inc.(1)                                                   50           1,755
Health Management Associates, Inc., Class A                   24,000         531,600
Lincare Holdings, Inc.(1)                                     15,000         584,100
MIM Corp.(1)                                                  57,860         340,795
United Surgical Partners International, Inc.(1)               67,000       2,020,720
------------------------------------------------------------------------------------
                                                                        $  4,755,955
------------------------------------------------------------------------------------

INSURANCE -- 9.3%

Endurance Specialty Holdings, Ltd.                             5,600    $    165,592
Everest Re Group Ltd.                                         19,603       1,626,069
Platinum Underwriters Holdings, Ltd.                          14,446         415,178
PMI Group, Inc.                                               56,500       2,159,995
Progressive Corp.                                             14,500       1,070,100
Radian Group, Inc.                                            41,000       2,168,900
Triad Guaranty, Inc.(1)                                        9,800         483,434
------------------------------------------------------------------------------------
                                                                        $  8,089,268
------------------------------------------------------------------------------------

INTERNET SERVICES -- 7.1%

At Road, Inc.(1)                                              35,000    $    451,500
InterActiveCorp(1)                                           107,800       3,957,338
Monster Worldwide, Inc.(1)                                     9,900         252,153
Yahoo!, Inc.(1)                                               35,000       1,529,500
------------------------------------------------------------------------------------
                                                                        $  6,190,491
------------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 3.5%

ICU Medical, Inc.(1)                                          54,000    $  1,824,660
I-Flow Corp.(1)                                               50,000         727,500
Labopharm, Inc.(1)                                            80,000    $    461,600
------------------------------------------------------------------------------------
                                                                        $  3,013,760
------------------------------------------------------------------------------------

METALS - STEEL -- 0.4%

Schnitzer Steel Industries, Inc.                              10,000    $    376,800
------------------------------------------------------------------------------------
                                                                        $    376,800
------------------------------------------------------------------------------------

MINING -- 1.2%

Aber Diamond Corp.(1)                                          7,000    $    220,563
Inco Ltd.(1)                                                  26,000         863,200
------------------------------------------------------------------------------------
                                                                        $  1,083,763
------------------------------------------------------------------------------------

MORTGAGE BANK -- 1.0%

Doral Financial Corp.                                         17,000    $    858,500
------------------------------------------------------------------------------------
                                                                        $    858,500
------------------------------------------------------------------------------------

OIL AND GAS - EQUIPMENT AND SERVICES -- 0.6%

Halliburton Co.                                               22,000    $    525,360
------------------------------------------------------------------------------------
                                                                        $    525,360
------------------------------------------------------------------------------------

OIL AND GAS - EXPLORATION AND PRODUCTION -- 1.5%

Chesapeake Energy Corp.                                       82,000    $    978,260
Plains Exploration and Production Co.(1)                      27,000         366,390
------------------------------------------------------------------------------------
                                                                        $  1,344,650
------------------------------------------------------------------------------------

PHARMACEUTICALS -- 0.4%

Watson Pharmaceuticals, Inc.(1)                               10,000    $    392,700
------------------------------------------------------------------------------------
                                                                        $    392,700
------------------------------------------------------------------------------------

RETAIL -- 6.4%

BJ's Wholesale Club, Inc.(1)                                  40,800    $  1,048,152
CSK Auto Corp.(1)                                             27,000         463,050
Hollywood Entertainment Corp.(1)                              39,400         598,880
Kmart Holding Corp.(1)                                        50,000       1,449,500
Linens 'n Things, Inc.(1)                                     54,000       1,594,080
Select Comfort Corp.(1)                                          100           3,130
Tweeter Home Entertainment Group, Inc.(1)                     45,000         375,750
------------------------------------------------------------------------------------
                                                                        $  5,532,542
------------------------------------------------------------------------------------

RETAIL - FOOD AND DRUG -- 0.6%

Starbucks Corp.(1)                                            17,000    $    537,200
------------------------------------------------------------------------------------
                                                                        $    537,200
------------------------------------------------------------------------------------

RETAIL - SPECIALTY AND APPAREL -- 1.7%

Burberry Group PLC                                           120,000    $    801,680
Vans, Inc.(1)                                                 25,000         280,750

                       See notes to financial statements.

                                                             SHARES        VALUE
------------------------------------------------------------------------------------
RETAIL - SPECIALTY AND APPAREL (CONTINUED)

Warnaco Group, Inc., (The)(1)                                 23,000    $    401,350
------------------------------------------------------------------------------------
                                                                        $  1,483,780
------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT -- 0.4%

Veeco Instruments, Inc.(1)                                    15,000    $    380,100
------------------------------------------------------------------------------------
                                                                        $    380,100
------------------------------------------------------------------------------------

SEMICONDUCTORS -- 2.3%

Motorola, Inc.                                                55,000    $    744,150
SIPEX Corp.(1)                                               140,000       1,226,400
------------------------------------------------------------------------------------
                                                                        $  1,970,550
------------------------------------------------------------------------------------

SOFTWARE -- 0.5%

Manugistics Group, Inc.(1)                                    55,000    $    399,300
------------------------------------------------------------------------------------
                                                                        $    399,300
------------------------------------------------------------------------------------

SPECIALTY RETAIL -- 5.8%

Bombay Co., Inc. (The)(1)                                     35,000    $    461,300
CarMax, Inc.(1)                                               16,000         504,160
Copart, Inc.(1)                                               18,282         227,977
MSC Industrial Direct Co., Inc.                               17,000         402,050
NBTY, Inc.(1)                                                105,000       2,861,250
Rona, Inc.(1)                                                 30,200         560,445
------------------------------------------------------------------------------------
                                                                        $  5,017,182
------------------------------------------------------------------------------------

TELECOMMUNICATIONS - SERVICES -- 0.0%

IDT Corp.(1)                                                   1,000    $     18,550
------------------------------------------------------------------------------------
                                                                        $     18,550
------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS -- 2.8%

Nextel Communications, Inc.(1)                                36,000    $    871,200
NII Holdings, Inc., Class B(1)                                 6,000         462,540
Nokia Oyj ADR                                                 22,000         373,780
Turkcell Iletisim Hizmetleri A.S.(1)                          40,000         760,000
------------------------------------------------------------------------------------
                                                                        $  2,467,520
------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
  (IDENTIFIED COST $59,821,413)                                         $ 77,963,959
------------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS -- 4.7%

SECURITY                                                     SHARES        VALUE
------------------------------------------------------------------------------------
Nasdaq-100 Index Trading Stock(1)                            115,000    $  4,050,300
------------------------------------------------------------------------------------

TOTAL EXCHANGE TRADED FUNDS
  (IDENTIFIED COST $3,994,525)                                          $  4,050,300
------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 4.7%

                                                        PRINCIPAL
                                                        AMOUNT
SECURITY                                                (000'S OMITTED) VALUE
------------------------------------------------------------------------------------
Investors Bank & Trust Company Time Deposit,
1.08%, 11/3/03                                          $      4,108    $  4,108,000
------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
  (AT AMORTIZED COST, $4,108,000)                                       $  4,108,000
------------------------------------------------------------------------------------

COMMERCIAL PAPER -- 3.7%

                                                        PRINCIPAL
                                                        AMOUNT
SECURITY                                                (000'S OMITTED) VALUE
------------------------------------------------------------------------------------
Cafco LLC, 1.05%, 11/12/03                              $      1,600    $  1,599,487
CRC Funding LLC, 1.05%, 11/24/03                               1,600       1,598,927
------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
  (AT AMORTIZED COST, $3,198,414)                                       $  3,198,414
------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.0%
  (IDENTIFIED COST $71,122,352)                                         $ 85,270,373
------------------------------------------------------------------------------------

SECURITIES SOLD SHORT -- (1.7)%

SECURITY                                                      SHARES       VALUE
------------------------------------------------------------------------------------
Yahoo!, Inc.                                                  35,000    $ (1,529,500)
------------------------------------------------------------------------------------

TOTAL SECURITIES SOLD SHORT
  (PROCEEDS $1,144,289)                                                 $ (1,529,500)
------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES
  EXCLUDING SECURITIES SOLD SHORT -- 3.7%                               $  3,247,480
------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                    $ 86,988,353
------------------------------------------------------------------------------------

ADR - American Depositary Receipt

(1) Non-income producing security.

                       See notes to financial statements.

TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO as of October 31, 2003 FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2003

ASSETS

Investments, at value (identified cost, $71,122,352)                              $   85,270,373
Cash                                                                                         508
Deposits with brokers for securities sold short                                        1,144,289
Receivable for investments sold                                                        3,896,601
Interest and dividends receivable                                                          1,131
------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                      $   90,312,902
------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                                 $    1,766,153
Payable to affiliate for Trustees' fees                                                      148
Payable for securities sold short, at value (proceeds received of $1,144,289)          1,529,500
Accrued expenses                                                                          28,748
------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 $    3,324,549
------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                         $   86,988,353
------------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                           $   73,225,543
Net unrealized appreciation (computed on the basis of identified cost)                13,762,810
------------------------------------------------------------------------------------------------
TOTAL                                                                             $   86,988,353
------------------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2003

INVESTMENT INCOME

Dividends (net of foreign taxes, $5,175)                                          $      117,475
Interest                                                                                  34,417
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                           $      151,892
------------------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                            $      398,799
Trustees' fees and expenses                                                                1,329
Custodian fee                                                                             55,521
Legal and accounting services                                                             25,982
Miscellaneous                                                                              4,616
------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                    $      486,247
------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                               $     (334,355)
------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
    Investment transactions (identified cost basis)                               $    8,863,307
    Foreign currency transactions                                                           (398)
------------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                                 $    8,862,909
------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investments (identified cost basis)                                           $   10,327,075
    Securities sold short                                                               (385,211)
------------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              $    9,941,864
------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                                  $   18,804,773
------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                        $   18,470,418
------------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                            YEAR ENDED          YEAR ENDED
IN NET ASSETS                                  OCTOBER 31, 2003    OCTOBER 31, 2002
-----------------------------------------------------------------------------------
From operations --
    Net investment loss                        $       (334,355)   $       (281,818)
    Net realized gain (loss)                          8,862,909         (10,717,936)
    Net change in unrealized appreciation
        (depreciation)                                9,941,864           1,856,909
-----------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                            $     18,470,418    $     (9,142,845)
-----------------------------------------------------------------------------------
Capital transactions --
    Contributions                              $     37,008,735    $     42,921,678
    Withdrawals                                     (17,386,798)        (19,274,525)
-----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
    CAPITAL TRANSACTIONS                       $     19,621,937    $     23,647,153
-----------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                     $     38,092,355    $     14,504,308
-----------------------------------------------------------------------------------


NET ASSETS
-----------------------------------------------------------------------------------
At beginning of year                           $     48,895,998    $     34,391,690
-----------------------------------------------------------------------------------
AT END OF YEAR                                 $     86,988,353    $     48,895,998
-----------------------------------------------------------------------------------

                       See notes to financial statements.

SUPPLEMENTARY DATA

                                                                               YEAR ENDED OCTOBER 31,
                                                          ---------------------------------------------------------------
                                                              2003             2002             2001            2000(1)
-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

Ratios (As a percentage of average daily net assets):
   Expenses                                                       0.79%            0.82%            1.09%            1.36%(2)
   Expenses after custodian fee reduction                         0.79%            0.82%            1.09%            1.28%(2)
   Net investment loss                                           (0.54)%          (0.58)%          (0.36)%          (0.21)%(2)
Portfolio Turnover                                                 224%             225%             324%              90%
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)                                                  34.80%          (12.80)%             --               --
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                   $     86,988     $     48,896     $     34,392     $      4,012
-------------------------------------------------------------------------------------------------------------------------

(1) For the period from the commencement of investment operations, June 29, 2000 to October 31, 2000.
(2)  Annualized.
(3) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       See notes to financial statements.

TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO as of October 31, 2003 NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Tax-Managed Multi-Cap Opportunity Portfolio (formerly Capital Appreciation Portfolio) (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve long-term, after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. At October 31, 2003, the Eaton Vance Tax-Managed Multi-Cap Opportunity Fund held approximately 65.0% interest in the Portfolio and one other investor owned an interest greater than 10% that was approximatley 34.9%. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges are valued at closing sale prices, on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Over-the-counter options are normally valued at the mean between the last bid and asked price. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

   C INCOME TAXES -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

   E SECURITIES SOLD SHORT -- The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box) in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make the delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked to market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

   F OTHER -- Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are computed based on the specific identification of securities sold.

   G USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.65% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2003, the advisory fee amounted to $398,799. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2003, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $140,288,961 and $129,666,087, respectively, for the year ended October 31, 2003.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2003 as computed on a federal income tax basis, were as follows:

   AGGREGATE COST                         $  72,041,055
   ------------------------------------------------------
   Gross unrealized appreciation          $  14,011,155
   Gross unrealized depreciation               (781,837)
   ------------------------------------------------------
   NET UNREALIZED APPRECIATION            $  13,229,318
   ------------------------------------------------------

5  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2003.

6  FINANCIAL INSTRUMENTS

   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2003 there were no outstanding obligations under these financial instruments.

7  INTERESTHOLDER MEETING (UNAUDITED)

   The Portfolio held a Special Meeting of Interestholders on June 6, 2003 to elect Trustees. The results of the vote were as follows:

                                   INTEREST IN THE PORTFOLIO
                                  ----------------------------
   NOMINEE FOR TRUSTEE             AFFIRMATIVE     WITHHOLD
   -----------------------------------------------------------
   Jessica M. Bibliowicz                   99%           1%
   Donald R. Dwight                        99%           1%
   James B. Hawkes                         99%           1%
   Samuel L. Hayes, III                    99%           1%
   William H. Park                         99%           1%
   Norton H. Reamer                        99%           1%
   Lynn A. Stout                           99%           1%

   Results are rounded to the nearest whole number.
   Donald R. Dwight retired as a Trustee effective July 1, 2003 pursuant to the mandatory retirement policy of the Portfolio.

TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO as of October 31, 2003 INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED
MULTI-CAP OPPORTUNITY PORTFOLIO:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio) as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2003 and 2002, and the supplementary data for each of the three years in the period ended October 31, 2003, and for the period from the start of business June 29, 2000 to October 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at October 31, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Opportunity Portfolio at October 31, 2003, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2003

EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Opportunity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and wholly-owned subsidiary of EVM.

                          POSITION(S)     TERM OF                                           NUMBER OF PORTFOLIOS
                           WITH THE     OFFICE AND                                             IN FUND COMPLEX          OTHER
    NAME AND               TRUST AND     LENGTH OF           PRINCIPAL OCCUPATION(S)             OVERSEEN BY        DIRECTORSHIPS
  DATE OF BIRTH          THE PORTFOLIO    SERVICE            DURING PAST FIVE YEARS               TRUSTEE(1)            HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

Jessica M. Bibliowicz       Trustee    Trustee of the   Chairman, President and Chief               192              Director of
11/28/59                                 Trust since    Executive Officer of National                                 National
                                        1998; of the    Financial Partners (financial                                 Financial
                                          Portfolio     services company) (since April                                Partners
                                         since 2000     1999). President and Chief
                                                        Operating Officer of John A. Levin
                                                        & Co. (registered investment
                                                        adviser) (July 1997 to April 1999)
                                                        and a Director of Baker, Fentress &
                                                        Company, which owns John A. Levin &
                                                        Co. (July 1997 to April 1999). Ms.
                                                        Bibliowicz is an interested person
                                                        because of her affiliation with a
                                                        brokerage firm.

James B. Hawkes             Trustee    Trustee of the   Chairman, President and Chief               194            Director of EVC
11/9/41                                  Trust since    Executive Officer of BMR, EVC, EVM
                                        1991; of the    and EV; Director of EV; Vice
                                       Portfolio since  President and Director of EVD.
                                             2000       Trustee and/or officer of 194
                                                        registered investment companies in
                                                        the Eaton Vance Fund Complex. Mr.
                                                        Hawkes is an interested person
                                                        because of his positions with BMR,
                                                        EVM, EVC and EV, which are
                                                        affiliates of the Trust and the
                                                        Portfolio.

NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III        Trustee     Trustee of the  Jacob H. Schiff Professor of                194              Director of
2/23/35                                   Trust since   Investment Banking Emeritus,                                Tiffany & Co.
                                         1986; of the   Harvard University Graduate School                           (specialty
                                       Portfolio since  of Business Administration.                                  retailer) and
                                            2000                                                                      Telect, Inc.
                                                                                                                  (telecommunication
                                                                                                                   services company)

William H. Park             Trustee       Since 2003    President and Chief Executive                191                 None
9/19/47                                                 Officer, Prizm Capital Management,
                                                        LLC (investment management firm)
                                                        (since 2002). Executive Vice
                                                        President and Chief Financial
                                                        Officer, United Asset Management
                                                        Corporation (a holding company
                                                        owning institutional investment
                                                        management firms) (1982-2001).

Ronald A. Pearlman          Trustee       Since 2003    Professor of Law, Georgetown                 191                 None
7/10/40                                                 University Law Center (since 1999).
                                                        Tax Partner Covington & Burling,
                                                        Washington, DC (1991-2000).

                      POSITION(S)        TERM OF                                           NUMBER OF PORTFOLIOS
                       WITH THE        OFFICE AND                                             IN FUND COMPLEX         OTHER
    NAME AND           TRUST AND        LENGTH OF           PRINCIPAL OCCUPATION(S)             OVERSEEN BY       DIRECTORSHIPS
  DATE OF BIRTH      THE PORTFOLIO       SERVICE            DURING PAST FIVE YEARS               TRUSTEE(1)            HELD
---------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Norton H. Reamer       Trustee         Trustee of the  President and Chief Executive                194                  None
9/21/35                                  Trust since   Officer of Asset Management Finance
                                        1986; of the   Corp. (a specialty finance company
                                      Portfolio since  serving the investment management
                                            2000       industry) (since October 2003).
                                                       President, Unicorn Corporation (an
                                                       investment and financial advisory
                                                       services company) (since September
                                                       2000). Formerly, Chairman, Hellman,
                                                       Jordan Management Co., Inc. (an
                                                       investment management company)
                                                       (2000-2003). Formerly, Advisory
                                                       Director, Berkshire Capital
                                                       Corporation (investment banking
                                                       firm) (2002-2003). Formerly,
                                                       Chairman of the Board, United Asset
                                                       Management Corporation (a holding
                                                       company owning institutional
                                                       investment management firms) and
                                                       Chairman, President and Director,
                                                       UAM Funds (mutual funds)
                                                       (1980-2000).

Lynn A. Stout          Trustee         Trustee of the  Professor of Law, University of              194                  None
9/14/57                                  Trust since   California at Los Angeles School of
                                          1998; of     Law (since July 2001). Formerly,
                                        the Portfolio  Professor of Law, Georgetown
                                         since 2000    University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                              POSITION(S)                 TERM OF
                               WITH THE                  OFFICE AND
    NAME AND                  TRUST AND                  LENGTH OF                         PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH             THE PORTFOLIO                 SERVICE                          DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.          President of                Since 2002               Executive Vice President of EVM, BMR, EVC and
5/31/58                        the Trust                                          EV; Chief Investment Officer of EVM and BMR
                                                                                  and Director of EVC. Chief Executive Officer
                                                                                  of Belair Capital Fund LLC, Belcrest Capital
                                                                                  Fund LLC, Belmar Capital Fund LLC, Belport
                                                                                  Capital Fund LLC, and Belrose Capital Fund
                                                                                  LLC (private investment companies sponsored
                                                                                  by EVM). Officer of 53 registered investment
                                                                                  companies managed by EVM or BMR.

William H. Ahern, Jr.       Vice President               Since 1995               Vice President of EVM and BMR. Officer of 35
7/28/59                      of the Trust                                         registered investment companies managed by
                                                                                  EVM or BMR.

Arieh Coll                  Vice President               Since 2002               Vice President of EVM and BMR. Officer of 3
11/9/63                    of the Portfolio                                       registered investment companies managed by
                                                                                  EVM or BMR.

Thomas J. Fetter            Vice President               Since 1997               Vice President of EVM and BMR. Trustee and
8/20/43                      of the Trust                                         President of The Massachusetts Health &
                                                                                  Education Tax-Exempt Trust. Officer of 127
                                                                                  registered investment companies managed by
                                                                                  EVM or BMR.

Michael R. Mach             Vice President               Since 1999               Vice President of EVM and BMR. Previously,
7/15/47                      of the Trust                                         Managing Director and Senior Analyst for
                                                                                  Robertson Stephens (1998-1999). Officer of 25
                                                                                  registered investment companies managed by
                                                                                  EVM or BMR.

Robert B. MacIntosh         Vice President               Since 1998               Vice President of EVM and BMR. Officer of 127
1/22/57                      of the Trust                                         registered investment companies managed by
                                                                                  EVM or BMR.

Duncan W. Richardson        Vice President      Vice President of the Trust       Senior Vice President and Chief Equity
10/26/57                     of the Trust;     since 2001; President of the       Investment Officer of EVM and BMR. Officer of
                               President           Portfolio since 2002           41 registered investment companies managed by
                           of the Portfolio                                       EVM or BMR.

                              POSITION(S)                 TERM OF
                               WITH THE                  OFFICE AND
    NAME AND                  TRUST AND                  LENGTH OF                         PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH             THE PORTFOLIO                 SERVICE                          DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Walter A. Row, III          Vice President               Since 2001               Director of Equity Research and a Vice
7/20/57                      of the Trust                                         President of EVM and BMR. Officer of 22
                                                                                  registered investment companies managed by
                                                                                  EVM or BMR.

Judith A. Saryan            Vice President               Since 2003               Vice President of EVM and BMR. Previously,
8/21/54                      of the Trust                                         Portfolio Manager and Equity Analyst for
                                                                                  State Street Global Advisers (1980-1999).
                                                                                  Officer of 24 registered investment companies
                                                                                  managed by EVM or BMR.

Susan Schiff                Vice President               Since 2002               Vice President of EVM and BMR. Officer of 26
3/13/61                      of the Trust                                         registered investment companies managed by
                                                                                  EVM or BMR.

Alan R. Dynner                Secretary            Secretary of the Trust         Vice President, Secretary and Chief Legal
10/10/40                                             since 1997; of the           Officer of BMR, EVM, EVD, EV and EVC. Officer
                                                    Portfolio since 2000          of 194 registered investment companies
                                                                                  managed by EVM or BMR.

Kristin S. Anagnost         Treasurer of                Since 2002(2)             Assistant Vice President of EVM and BMR.
6/12/65                     the Portfolio                                         Officer of 109 registered investment
                                                                                  companies managed by EVM or BMR.

James L. O'Connor       Treasurer of the Trust           Since 1989               Vice President of BMR, EVM and EVD. Officer
4/1/45                                                                            of 115 registered investment companies
                                                                                  managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure
(2) Prior to 2002, Ms. Anagnost served as Assistant Treasurer of the Portfolio since 2000.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

                       This Page Intentionally Left Blank

        INVESTMENT ADVISER OF TAX-MANAGED MULTI-CAP OPPORTUNITY PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


       ADMINISTRATOR OF EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109


                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260


                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116


                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122


                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022



               EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CARE FULLY BEFORE YOU INVEST OR SEND MONEY.

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President of Unicorn Capital (an investment and financial advisory services company), Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm). Previously, Mr. Reamer was Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Required in Filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Required in Filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.


ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)(1)        Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)     Treasurer's Section 302 certification.
(a)(2)(ii)    President's Section 302 certification.
(b)           Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE MUTUAL FUNDS TRUST (ON BEHALF OF EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND)


By:    /S/ Thomas E. Faust Jr.
       ---------------------------
       Thomas E. Faust Jr.
       President


Date:  December 16, 2003
       -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /S/ James L. O'Connor
       ---------------------------
       James L. O'Connor
       Treasurer


Date:  December 16, 2003
       -----------------


By:    /S/ Thomas E. Faust Jr.
       ---------------------------
       Thomas E. Faust Jr.
       President


Date:  December 16, 2003
       -----------------